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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2001 incorporated by reference in Public Service Company of New Mexico's Form 10-K for the year ended December 31, 2000 and to all references to our Firm in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP


Albuquerque, New Mexico
October 3, 2001